UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018 (March 5, 2018)

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On March 7, 2018, The Meet Group, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the quarter and year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of             Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 7, 2018, the Company announced that its Chief Technology Officer, Niklas Lindstrom, by mutual agreement, left the Company effective March 5, 2018.

The Company expects to enter into a separation agreement with Mr. Lindstrom whereby he will be eligible to receive a severance payment in an amount equal to one year of his base salary, which, on the effective date of his departure, was $337,000. Mr. Lindstrom is also eligible to receive his annual bonus for fiscal year 2017 in an amount to be determined by the board of directors of the Company.

On March 6, 2018, the Company entered into a consultant agreement with Mr. Lindstrom (the “Consultant Agreement”). Pursuant to the Consultant Agreement, Mr. Lindstrom will provide transitional assistance services to the Company through December 31, 2018 at a rate of $175 per hour. The Consultant Agreement states that Mr. Lindstrom will provide such services approximately 40 hours per week between March 6, 2018 and June 30, 2018 and approximately five hours per week from July 1, 2018 through December 31, 2018.  The Consultant Agreement includes standard restrictive covenants such as confidentiality, non-competition, non-solicitation and non-disparagement as well as provisions addressing the assignment and ownership of intellectual property developed by Mr. Lindstrom in his capacity as an independent contractor for the Company.

The foregoing description of the Consultant Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference.

(c)

The Company also announced on March 7, 2018 that, James Bugden, age 47, the Company’s current Interim Chief Financial Officer, has been appointed Chief Financial Officer.

Mr. Bugden has served as the Company’s Interim Chief Financial Officer since November 2017 and has fifteen years of CFO and accounting and finance leadership experience with public and private companies. Mr. Bugden has served as Senior Vice President, Corporate Development since February 2017. Mr. Bugden also served as Chief Financial Officer of Insider Guides, Inc. (d/b/a myYearbook.com) (“myYearbook”), and then with the Company after myYearbook merged with and into the Company on November 10, 2011, from July 2008 to March 2012. From 2015 to February 2017, Mr. Bugden served as CFO In-Residence for First Round Capital. During this time, Mr. Bugden also served as CFO of ROI Influence Media and Zoomin.com. From May 2013 to October 2015, Mr. Bugden served as CFO of Solve Media, and from March 2012 to January 2013, he served as Senior Vice President, Finance of Rent the Runway.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Bugden and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. Bugden and any other person pursuant to which Mr. Bugden was appointed. There are no transactions in which Mr. Bugden has an interest requiring disclosure under Item 404(a) of Regulation S-K.

(d)

On March 2, 2018, the Board of Directors (the “Board”) of the Company voted to appoint Spencer Grimes as a director of the Company effective March 5, 2018.

The Board has determined that Mr. Grimes qualifies as an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Mr. Grimes will receive compensation for his services (consisting of cash retainers and eligibility for equity awards) under the Company’s director compensation program applicable to non-employee directors. In connection with his appointment as a director, Mr. Grimes will enter into the Company’s standard form of indemnification agreement.

Mr. Grimes’s appointment to the Board was made pursuant to that certain Cooperation Agreement, dated as of January 5, 2018, by and among the Company, Kanen Wealth Management LLC and David L. Kanen (the “Cooperation Agreement”), as disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2018 (the “January 9th 8-K”). The description of the Cooperation Agreement contained in the January 9th 8-K is incorporated herein by reference.

Except as disclosed in this Current Report, there are currently no arrangements or understandings between Mr. Grimes and any other person pursuant to which Mr. Grimes was appointed to serve as a member of the Board. The Company is not aware of any transaction involving Mr. Grimes requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

As discussed in Item 2.02 above, the Company issued a press release, dated March 7, 2018, announcing, among other things, its financial results for the quarter and year ended December 31, 2017, the text of which is incorporated by reference into this “Item 7.01. Regulation FD Disclosure.” In addition, as discussed in the press release dated March 7, 2018, the Company is making presentation materials available on its website.

The information in Item 2.02 and Item 7.01 of this Current Report is being furnished and shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consultant Agreement, dated as of March 6, 2018, by and between The Meet Group, Inc. and Niklas Lindstrom
99.1	The Meet Group, Inc. press release, dated	March 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	March 7, 2018	By: /s/ Geoff Cook
Name: Geoff Cook Title: Chief Executive Officer